The Lutheran Brotherhood Family of Funds

Supplement to Statement of Additional Information
Dated December 31, 2001

      Effective July 1, 2002, Thrivent Investment Management Inc. will serve as the principal underwriter and distributor for The Lutheran Brotherhood Family of Funds. Thrivent Investment Management Inc. is a subsidiary of Thrivent Financial for Lutherans, the sponsor of The Lutheran Brotherhood Family of Funds.

      The principal address of Thrivent Investment Management Inc. is 222 West College Avenue, Appleton, WI 54919-0007.

The date of this Supplement is July 1, 2002.

Please include this supplement with your prospectus